Summary Prospectus	December 29, 2022

Share class (Symbol): Administrative Shares (LFAXX), Investor Shares (LTFXX), Select Shares (CIFXX)

WESTERN ASSET

SELECT TAX FREE RESERVES

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus and other information about the fund, including the fund’s statement of additional information and shareholder reports, online at www.franklintempleton.com/moneymarketfundsliterature. You can also get this information at no cost by calling the fund at 1-877-721-1926 or 1-203-703-6002 or by sending an e-mail request to prospectus@franklintempleton.com, or from your financial intermediary. The fund’s Prospectus and statement of additional information, each dated December  29, 2022 (as may be amended or supplemented from time to time), and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated August 31, 2022, are incorporated by reference into this Summary Prospectus.

The fund is a retail money market fund and is only offered to accounts that are beneficially owned solely by natural persons.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

The fund’s investment objectives are to provide shareholders with high levels of current income exempt from federal income taxes, preservation of capital and liquidity.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder fees
(fees paid directly from your investment)
	Select	Investor	Administrative
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Select	Investor	Administrative
Management fees	0.25	0.25	0.25
Distribution and/or service (12b-1) fees	None	0.05[1]	0.20
Other expenses	0.07	0.92	2.76[2]
Total annual fund operating expenses	0.32	1.22	3.21
Fees waived and/or expenses reimbursed[3]	(0.14)	(0.99)	(2.81)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.18	0.23	0.40

[1]

Investor Shares may pay a fee of up to 0.10% of average daily net assets pursuant to the Fund’s Rule 12b-1 plan. The Board has determined that, until December 31, 2023, such payments shall not exceed 0.05% of the class’ average daily net assets. This arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

[2]	Other expenses for Administrative Shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[3]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.18% for Select Shares, 0.23% for Investor Shares, and 0.40% for Administrative Shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time. The manager is permitted to recapture amounts waived and/or reimbursed to the class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

●	You invest $10,000 in the fund for the time periods indicated

●

Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

●	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Select Shares (with or without redemption at end of period)	18	88	165	390
Investor Shares (with or without redemption at end of period)	24	289	575	1,390
Administrative Shares (with or without redemption at end of period)	41	725	1,433	3,318

Principal investment strategies

The fund is a money market fund that, under normal market conditions, invests at least 80% of its assets in short-term high quality municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. Municipal securities include debt obligations issued by any of the 50 states and the District of Columbia or their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks. From time to time, the fund may invest significantly in municipal obligations issued by a single state, including, but not limited to, New York.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself. The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the subadviser to be of equivalent quality.

Under normal circumstances, the fund may invest up to 20% of its assets in investments that pay interest that may be subject to regular federal income tax and/or the federal alternative minimum tax, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

Western Asset Select Tax Free Reserves	3

The fund is a retail money market fund, meaning that the fund is only offered to accounts that are beneficially owned solely by natural persons. As a retail money market fund, the fund tries to maintain a share price of $1.00. Pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, the fund must follow strict rules as to the credit quality, liquidity, diversification and maturity of its investments. Where required by these rules, the fund’s subadviser or Board of Trustees (the “Board”) will decide whether a security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.

Principal risks

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

If one or more money market funds were to incur a sizeable loss or impose fees on redemptions or suspend redemptions, there could be significant redemptions from money market funds in general, potentially driving the market prices of money market instruments down and adversely affecting market liquidity.

The fund could underperform other short-term municipal debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. While the fund seeks to maintain a $1.00 share price, if the market price of the fund’s securities fall, the value of your investment could decline. Market prices will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. The fund may face a heightened level of interest rate risk due to changes in monetary policy. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk. The risks associated with rising interest rates may be particularly acute in the current market environment because the Federal Reserve Board recently raised rates and may continue to do so.

Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends

4	Western Asset Select Tax Free Reserves

or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Following Russia’s recent invasion of Ukraine, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

For example, the ongoing impact of COVID-19 and its subsequent variants have been rapidly evolving and have resulted in extreme volatility in the financial markets; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; and disruptions to supply chains, consumer demand and employee availability. Some sectors of the economy and individual issuers have experienced particularly large losses. While in the process of gradually reversing, these circumstances may continue for an extended period of time and may result in a sustained domestic or even global economic downturn or recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the COVID-19 pandemic as they may have less established health care systems and may be less able to control or mitigate the effects of the pandemic. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. Recently, inflation and interest rates have increased and may rise further. The COVID-19 pandemic could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.

LIBOR risk. The fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the U.K. Financial Conduct Authority (“FCA”) announced its intention to cease compelling banks to provide the

Western Asset Select Tax Free Reserves	5

quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In March 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes. Various financial industry groups have been planning for the transition away from LIBOR, but there remains uncertainty regarding the impact of the transition from LIBOR on the fund’s transactions and the financial markets generally. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that rely on LIBOR and may adversely affect the fund’s performance. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the fund. Since the usefulness of LIBOR as a benchmark could also deteriorate during the transition period, effects could occur at any time.

Credit risk. An issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded or perceived to be less creditworthy, or the value of assets underlying a security may decline, causing the value of your investment to decline. Changes in actual or perceived creditworthiness may occur quickly. The fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.

Yield risk. The amount of income received by the fund will go up or down depending on variations in short-term interest rates, and when interest rates are very low or negative the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately, if for example, the fund’s manager discontinued any temporary voluntary fee limitation or recouped amounts previously waived and/or reimbursed.

Tax risk. The income on the fund’s municipal securities could become subject to federal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Structured securities risk. The payment and credit qualities of structured securities derive from their underlying assets, and they may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

6	Western Asset Select Tax Free Reserves

Risks associated with concentration in the banking industry. The fund may invest a significant portion of its assets in obligations that are issued or backed by U.S. and non-U.S. banks and thus will be more susceptible to negative events affecting banks and the financial services sector worldwide. Changes in money market and general economic conditions, governmental policies and applicable regulations may adversely affect banks’ ability to obtain funds at reasonable costs and to finance their lending and other operations, including by limiting the loans they may make and the interest rates and fees they charge. Banking losses also result from defaults by borrowers, data breaches, certain bank activities such as mortgage banking and foreign exchange practices, proprietary investing and investments in derivatives.

Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In the past, a number of municipal issuers defaulted on obligations, were downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may experience a resurgence, particularly in the event of economic or market turmoil or a recession.

Risks associated with focusing on investments in New York municipal securities. When a fund focuses its investments on New York municipal securities, the fund may be affected significantly by adverse economic, political or other events affecting New York municipal issuers. Also, the fund may be more volatile than a more geographically diverse fund.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Illiquidity risk. The fund may make investments that are illiquid or that become illiquid after purchase. The liquidity and value of investments can deteriorate rapidly, and they may become difficult or impossible to sell, particularly during times of market turmoil. Illiquid investments may also be volatile and difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities, including U.S. Treasury securities. During times of market turmoil, there may be few or no buyers or sellers for securities in entire asset classes. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, or to try to limit losses, the fund may be forced to sell at a substantial loss or may not be able to sell at all. In addition, if the fund’s weekly liquid assets falls below certain designated thresholds, the fund

Western Asset Select Tax Free Reserves	7

may impose a fee of up to 2% on redemptions from the fund or temporarily restrict redemptions from the fund for up to 10 business days in any given 90 day period.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment, which may prove to be incorrect.

Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price. In addition, the fund may impose a fee or suspend redemptions under certain conditions.

Cybersecurity risk. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager and/or the subadviser. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the fund, the manager, the subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time.

These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

8	Western Asset Select Tax Free Reserves

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. However, the fund intends to comply with the diversification requirements applicable to money market funds which limit the fund’s ability to invest in the obligations of a single issuer.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Select Shares. The table shows the average annual total returns of each class of the fund’s shares that has been in operation for at least one full calendar year. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information available at www.franklintempleton.com/moneymarketfunds (select fund and share class), or by calling the fund at 1-877-721-1926 or 1-203-703-6002.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Best Quarter (06/30/2019):0.39    Worst Quarter (12/31/2021):0.00

The year-to-date return as of the most recent calendar quarter, which ended 09/30/2022, was 0.41

Average annual total returns (%)
(for periods ended December 31, 2021)
	1 year	5 years	10 years	Since inception	Inception date
Select Shares	0.01	0.73	0.41	—	—
Investor Shares	0.01	0.70	—	0.47	12/23/2013

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

Subadviser: Western Asset Management Company, LLC (“Western Asset”)

Western Asset Select Tax Free Reserves	9

Purchase and sale of fund shares

In general, you may purchase, redeem or exchange shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.

The fund is only offered to accounts that are beneficially owned solely by natural persons. Natural persons include any person who provides the fund or the fund’s authorized agent or intermediary with a social security number issued to that person, a government-issued identification document such as a driver’s license or passport that bears a photograph of the person, or other similar documentation. The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investments ($)
	Select Shares	Investor Shares	Administrative Shares
General Investors purchasing through the fund	1 million/50	N/A	N/A
Accounts managed/advised by an investment advisory subsidiary of Legg Mason	50,000/50	N/A	N/A
Investors purchasing through financial intermediaries	N/A	1 million/50	1 million/50

Investor Shares and Administrative Shares are available only through Service Agents. Your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement. “Service Agents” are banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the fund’s distributor to sell shares of the fund.

The fund normally calculates its net asset value as of each hour from 9:00 a.m. (Eastern time) until its close of business (normally 12:00 noon (Eastern time)) on each fund business day. The fund may close early under certain circumstances. For more information, please contact your financial intermediary, or contact the fund by phone (1-877-721-1926 or 1-203-703-6002).

The fund may impose a fee of up to 2% on redemptions from the fund or temporarily restrict redemptions from the fund for up to 10 business days in any given 90 day period in the event that the fund’s weekly liquid assets fall below certain designated thresholds. Any announcement regarding the imposition of a liquidity fee or redemption gate, or the termination of a liquidity fee or a redemption gate, will be available at the fund’s website, www.franklintempleton.com/moneymarketfunds, by clicking on the name of the fund, and will be filed with the Securities and Exchange Commission.

Tax information

The fund’s distributions are generally exempt from regular federal income tax and the federal alternative minimum tax. A portion of the fund’s distributions may be subject to such taxes.

10	Western Asset Select Tax Free Reserves

Payments to broker/dealers and other financial intermediaries

The fund’s related companies pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

Western Asset Select Tax Free Reserves	11

Franklin Distributors, LLC 100 International Drive Baltimore, MD 21202 franklintempleton.com Western Asset Select Tax Free Reserves

Investment Company Act file #811-06740 © 2022 Franklin Templeton. All rights reserved. 10% Total Recycled Fiber 00268129	WASX012914SP 12/22